NOTE

$ 150,000.00 Addison, Dallas County, Texas

FOR VALUE RECEIVED, the Boo Koo Holdings, Inc., Boo Koo Beverages, Inc., the Texas Corporation, Captech Acquisition Corporation, and Boo Koo Beverages, Inc. The Delaware Corporation ("Debtors"), jointly and severally, to pay to the order of DANIEL Y. LEE ("Secured Party"), at 3929 Fort Trail NE, Roswell, GA 30075 or at such other place in the State of Texas as any holder of this note may designate in writing, the sum of ONE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($150,000.00). The payments are to be made through Boo Koo Beverage's normal bi-monthly payroll cycle. The payments listed below are gross payment amounts and will be reduced by all applicable employee taxes such as federal and state withholding, FICA, Medicare and any additional Georgia taxes. The initial payment of ten (10) payroll payments will not commence until: (1) the underlying suit is has been non-suited and an Order of Dismissal has been entered by the Court, and (2) the garnishment has been dissolved and an order releasing garnishee from any further responsibility has been entered. .

This note is due and payable, via, direct deposit from ADP payroll as follows:

- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on March 31, 2008;
- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on April 15, 2008;
- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on April 30, 2008;
- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on May 15, 2008;
- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on June 2, 2008;
- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on June 16, 2008;
- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on June 30, 2008;
- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on July 15, 2008;
- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on July 31, 2008;

- gross wages of FIFTEEN THOUSAND AND 00/100 ($15,000.00), payable on August 15, 2008;

Payment shall be considered made when the payment deposited into Secured Party's bank account as designated in writing by Secured Party.

The payment of this note is secured by a Security Agreement of this date from BOO KOO HOLDINGS, INC., BOO KOO BEVERAGES, INC., the Delaware corporation (the "Debtors"), to DANIEL Y. LEE ("Secured Party") granting a security interest in and to all property described in or referred to in said Security Agreement, which as attached to the Compromise Settlement Agreement and Release as Exhibit B.

In the event any action, suit, or other proceeding is instituted among the Parties to rescind, negate, modify, reform, or challenge the validity of this Agreement, or any of its terms or provisions, the losing party shall pay to the prevailing party all of the prevailing party's reasonable attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions there from.

Failure to pay any part of the principal of this note when due, or failure to carry out any of the terms, covenants, or conditions of the Security Agreement shall authorize the holder of this note to declare as immediately due and payable the existing unpaid principal and to exercise any and all rights and remedies provided by Texas law, either at law or in equity possessed by the holder of this note.

Secured Party agrees that in the event he believes that default or breach of this agreement has occurred he will provide notice of his belief in writing within 10 days of the alleged default or breach. Such notice shall be provided for all Defendants to Stephen C. Ruffini, COO and CFO of Debtors, via certified mail return receipt requested specifically stating the manner in

which Secured Party believes the default or breach occurred. If he is no longer with the Debtors, such notice shall be provided for all Defendants to Steve Solomon, Chairman of Debtors ,via certified mail return receipt requested specifically stating the manner in which Secured Party believes the default or breach occurred. Further, upon receipt of the notice of alleged default or breach, Debtors shall have five days to cure the breach without further action, including enforcement of the terms of the Security Agreement by Secured Party.

BOO KOO HOLDINGS, INC.

By: [signature]
Title: COO/CFO

BOO KOO BEVERAGES, INC., the Delaware Corporation

By: [signature]
Title: COO/CFO

[signature] MARCH 14, 2008
DANIEL Y. LEE